1st Quarter Earnings Slides
May 5, 2011

Forward Looking Statements
This Presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate," "believe," "could," "estimate," "expect," "intend," "may,"
"plan," "predict," "project," “should,” "will" and similar terms and phrases to identify forward-looking statements in this Presentation.
Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.
Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

2Q 2011 Guidance

	Pacific Northwest	Mid- Pacific	Mid- Continent	California
Throughput (mbpd)	160-170	65-75	110-120	240-250
Manufacturing Cost ($/bbl)	$ 3.75	$ 3.35	$ 3.50	$ 7.35
$ in millions, unless noted	Corporate/System
Refining Depreciation	$ 95
Corporate Expense Before Depreciation	$ 36
Interest Expense1 Before Interest Income	$ 50
1Includes impact of early redemption of $150M Junior Subordinated Notes due in 2012.

TESORO

Net Income / (Loss)

$ in millions

$ per share

Net Income/(Loss)

EPS (Diluted)
$ in millions, except per share amounts	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011
Refining	$ (169)	$ 150	$ 146	$ 128	$ 303
Retail	24	30	32	11	2
Corporate and Unallocated	(57)	(37)	(49)	(69)	(86)
Interest and Financing Costs1	(37)	(36)	(39)	(43)	(42)
Interest Income (Expense) and Other2	-	-	4	(14)	-
Income Tax (Expense) / Benefit	84	(40)	(38)	(10)	(70)
Net Income / (Loss)	$ (155)	$ 67	$ 56	$ 3	$ 107
EPS (Diluted)	$ (1.11)	$ 0.47	$ 0.39	$ 0.02	$ 0.74
1 Interest and financing costs include foreign currency gains and losses.
2 Represents net amount of interest income and other expense, as reported.

1Q 2011 Gross Margin Reconciliation

$/bbl, unless noted	Reported Gross Margin	LIFO	Hedge1	Revised Gross Margin2
California
WC 3-2-13	15.96			15.96
Capture Rate4	104%			107%
Gross Margin	16.66	-	(0.39)	17.05
Pacific Northwest
PNW 5-3-1-13	13.46			13.46
Capture Rate4	100%			111%
Gross Margin	13.39	-	(1.56)	14.95
Mid-Pacific
PNW 5-3-1-13	13.46			13.46
Capture Rate4	-23%			-21%
Gross Margin	(3.05)	-	(0.23)	(2.82)
Mid-Continent
G3 3-2-13	19.08			19.08
Capture Rate4	109%			114%
Gross Margin	20.77	-	(0.91)	21.68
1 Hedge gains and losses are recorded primarily in the region in which the barrels are received.
2 Reported gross margin per barrel adjusted to exclude the impacts of our 2011 1st Quarter gains/(losses) on derivative positions.
3 For more information and detail on the benchmark crack spreads, please see the ‘Industry Differentials’ document in the Investors section of www.tsocorp.com.
4 Amounts may not recalculate due to rounding.

323
(197)
(51)
1
724
648
Beginning Cash
EBITDA
Working Capital & Other
Capital Expenditures & Turnaround
Interest & Taxes
Ending Cash

6

1Q 2011 Cash Flow
$ in millions
1 Includes net repayments of  $70 million on the TPSA revolving credit facility and refinancing fees on the corporate revolving credit facility.
2 Interest paid is net of capitalized interest.
1
2

MBPD
150
120
90
60
30
122
130
135
1Q 2010
1Q 2011 Guidance
1Q 2011 Actual

MBPD
80
70
60
50
40
30
66
70
69
1Q 2010
1Q 2011 Guidance
1Q 2011 Actual

MBPD
120
110
100
90
80
70
93
105
109
1Q 2010
1Q 2011 Guidance
1Q 2011 Actual

MBPD
250
230
210
190
170
150
190
250
248
1Q 2010
1Q 2011 Guidance
1Q 2011 Actual

7

Throughput by Refining Region
Pacific Northwest
Mid-Pacific
Mid-Continent
California

$/bbl
6.00
4.00
2.00
4.36
4.30
4.08
1Q 2010
1Q 2011 Guidance
1Q 2011 Actual

$/bbl
6.00
5.00
4.00
3.00
2.00
2.78
3.30
4.69
1Q 2010
1Q 2011 Guidance
1Q 2011 Actual

$/bbl
6.00
5.00
4.00
3.00
2.00
4.34
3.65
3.65
1Q 2010
1Q 2011 Guidance
1Q 2011 Actual

$/bbl
10.00
8.00
6.00
4.00
8.84
6.55
6.68
1Q 2010
1Q 2011 Guidance
1Q 2011 Actual

Operating Expense by Refining Region
Pacific Northwest
Mid-Pacific
Mid-Continent
California

Stock-Based Compensation

$ in millions	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Stock options	2	1	1	-
Restricted stock and units	5	3	3	2
Performance units	-	1	-	-
Stock appreciation rights	(4)	6	19	35
Phantom stock	(2)	3	7	11
Total Stock-Based Compensation Expense	1	14	30	48
Change in Tesoro stock price during quarter	$ (2.23)	$ 1.69	$ 5.18	$ 8.29